EXHIBIT 99


                     [Banc of America Securities LLC - LOGO]


--------------------------------------------------------------------------------


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-K
$462,250,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[Bank of America LOGO]


November 7, 2005
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


                                Table of Contents


>> Preliminary Summary of Certificates (To Roll)                           pg. 3

>> Preliminary Summary of Certificates (To Maturity)                       pg. 4

>> Preliminary Summary of Terms                                            pg. 5

>> Preliminary Credit Support                                             pg. 12

>> Preliminary Priority of Distributions                                  pg. 12

>>Preliminary Bond Summary (To Roll)                                      pg. 13

>Preliminary Bond Summary (To Maturity)                                   pg. 17


Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

                      Preliminary Summary of Certificates

                                   To Roll (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Est. Prin.     Expected                     Expected
                 Approx.                                   Est.       Window       Maturity to    Delay          Ratings
Class           Size (2)     Interest - Principal Type   WAL (yrs)    (mos)     Roll @ 25% CPB    Days          (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
--------------------
------------------------------------------------------------------------------------------------------------------------------------
1-A-1          $51,799,000  Variable - Pass-Through (3)     1.95     1-36        11/25/2008       24            AAA/ AAA
------------------------------------------------------------------------------------------------------------------------------------
1-A-2            2,253,000  Variable - Pass-Through (3)     1.95     1-36        11/25/2008       24            AAA/ AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-1          104,523,000  Variable - Pass-Through (4)     2.57     1-60        11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-2            9,089,000  Variable - Pass-Through (4)     2.57     1-60        11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-3           66,401,000  Variable - Sequential (4)       1.40     1-40         3/25/2009       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-4           16,727,000  Variable - Sequential (4)       4.17     40-59       10/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-5           21,394,000  Variable - Sequential (4)       4.94     59-60       11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-1           48,111,000  Variable - Pass-Through (5)     2.91      1-84       11/25/2012       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-2            2,093,000  Variable - Pass-Through (5)     2.91      1-84       11/25/2012       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-1          134,031,000  Variable - Pass-Through (6)     3.19     1-120       11/25/2015       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-2            5,829,000  Variable - Pass-Through (6)     3.19     1-120       11/25/2015       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
Not Offered Hereunder
---------------------
------------------------------------------------------------------------------------------------------------------------------------
   B-1              11,556,000                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-2               2,889,000                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-3               1,926,000                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-4               1,204,000                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-5                 722,000                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-6                 963,647                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------
   1-A-R                   100                                                                                       N.A.
------------------------------------------------------------------------------------------------------------------------------------


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015 respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

                       Preliminary Summary of Certificates
                                   To Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Est.
                                                                 Prin.      Expected                                  Expected
               Approx.                                  Est.     Window      Final                                    Ratings
Class         Size (1)  Interest - Principal Type     WAL (yrs) (mos) (2)   Maturity (2)     Delay Days              (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------

Offered Certificates
------------------------------------------------------------------------------------------------------------------------------------
1-A-1     $ 51,799,000  Variable - Pass-Through (3)       3.29    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
1-A-2        2,253,000  Variable - Pass-Through (3)       3.29    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-1      104,523,000  Variable - Pass-Through (4)       3.31    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-2        9,089,000  Variable - Pass-Through (4)       3.31    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-3       66,401,000    Variable - Sequential (4)       1.40     1-40      3/25/2009           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-4       16,727,000    Variable - Sequential (4)       4.21    40-63      2/25/2011           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-5       21,394,000    Variable - Sequential (4)       8.52   63-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-1       48,111,000  Variable - Pass-Through (5)       3.31    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-2        2,093,000  Variable - Pass-Through (5)       3.31    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-1      134,031,000  Variable - Pass-Through (6)       3.36    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-2        5,829,000  Variable - Pass-Through (6)       3.36    1-360     11/25/2035           24                   AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                       Banc of America Mortgage Securities, Inc.

                                   Mortgage Pass-Through Certificates, Series
                                   2005-K

Lead Manager (Book Runner):        Banc of America Securities LLC

Co-Managers:                       Bear, Stearns & Co. Inc. and Lehman Brothers
                                   Inc.

Seller and Servicer:               Bank of America, N.A.

Trustee:                           Wells Fargo Bank, N.A.

Rating Agencies:                   Standard & Poor's, a division of The
                                   McGraw-Hill Companies, Inc. and Fitch Ratings

Transaction Size:                  $481,510,747

Securities Offered:                $51,799,000 Class 1-A-1 Certificates

                                   $2,253,000 Class 1-A-2 Certificates

                                   $104,523,000 Class 2-A-1 Certificates

                                   $9,089,000 Class 2-A-2 Certificates

                                   $66,401,000 Class 2-A-3 Certificates

                                   $16,727,000 Class 2-A-4 Certificates

                                   $21,394,000 Class 2-A-5 Certificates

                                   $48,111,000 Class 3-A-1 Certificates

                                   $2,093,000 Class 3-A-2 Certificates

                                   $134,031,000 Class 4-A-1 Certificates

                                   $5,829,000 Class 4-A-2 Certificates

Group 1 Collateral:                3/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 76.27% of the Group 1 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:                5/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 73.25% of the Group 2 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:                7/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 66.03% of the Group 3 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Group 4 Collateral:                10/1 Hybrid ARM Residential Mortgage Loans:
                                   fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                   Loans have a fixed interest rate for
                                   approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.
                                   Approximately 87.97% of the Group 4 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:             Week of November 7, 2005

Expected Closing Date:             On or about November 29, 2005

Distribution Date:                 25th of each month, or the next succeeding
                                   business day (First Distribution Date:
                                   December 27, 2005)

Cut-off Date:                      November 1, 2005

Class A Certificates:              Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2,
                                   2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
                                   4-A-2 Certificates (the "Class A
                                   Certificates"). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:          Class B-1, B-2, B-3, B-4, B-5 and B-6
                                   Certificates (the "Class B Certificates").
                                   The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:            Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:            Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5
                                   Certificates

Group 3-A Certificates:            Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:            Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:         Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5,
                                   3-A-1 and 4-A-1 Certificates

Super Senior Support
  Certificates:                    Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2
                                   Certificates

Sequential Senior Certificates:    Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:                         30/360

Prepayment Speed:                  25% CPB

Clearing:                          DTC, Clearstream and Euroclear

Denominations:                      Original
                                   Certificate      Minimum         Incremental
                                      Form       Denominations     Denominations
                                      ----       -------------     -------------
 Class A Offered
     Certificates                  Book Entry       $1,000              $1

SMMEA Eligibility:                 The Class A Certificates and the Class B-1
                                   Certificates are expected to constitute
                                   "mortgage related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Tax Structure:                     REMIC

Optional Clean-up Call:            Any Distribution Date on or after which the
                                   aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date
                                   ("Cut-off Date Pool Principal Balance").

Principal Distribution:            Principal will be allocated to the
                                   certificates according to the Priority of
                                   Distributions: The Senior Principal
                                   Distribution Amount for Group 1 will
                                   generally be allocated first to the Class
                                   1-A-R Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The
                                   Senior Principal Distribution Amount for
                                   Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately 95.8332951305%, concurrently as follows, (i) approximately
                                   50.000239183% to the Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately 49.999760817% to the Class
                                   2-A-3, 2-A-4 and 2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and (B) approximately
                                   4.1667048695% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution
                                   Amount for Group 3 will generally be
                                   allocated to the Class 3-A-1 and 3-A-2
                                   Certificates, pro rata, until their class balances have been reduced to zero. The
                                   Senior Principal Distribution Amount for
                                   Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Subordinate Principal
                                   Distribution Amount will generally be
                                   allocated to the Subordinate Certificates on a pro rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate
                                   Certificates may be paid to the Class A
                                   Certificates of one or more of the other
                                   Groups. (Please see the Preliminary Priority of Distributions section.)

Interest Accrual:                  Interest will accrue on the Class 1-A-1,
                                   1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                   3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates
                                   during each one-month period ending on the
                                   last day of the month preceding the month in
                                   which each Distribution Date occurs. The
                                   initial interest accrual period will be
                                   deemed to have commenced on November 1, 2005.
                                   Interest that accrues on such class of
                                   Certificates during an interest accrual
                                   period will be calculated on the assumption
                                   that distributions that reduce the class
                                   balances thereof on the Distribution Date in
                                   that interest accrual period are made on the
                                   first day of the interest accrual period.
                                   Interest will be calculated on the basis of a
                                   360-day year consisting of twelve 30-day
                                   months.
--------------------------------------------------------------------------------



Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:                The Administrative Fees with respect to the
                                   Trust are payable out of the interest
                                   payments received on each Mortgage Loan. The
                                   "Administrative Fees" consist of (a)
                                   servicing compensation payable to the
                                   Servicer in respect of its servicing
                                   activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the
                                   "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage
                                   Loan and the Trustee Fee Rate. The "Trustee
                                   Fee Rate" will be 0.0045% per annum. The
                                   Servicing Fee Rate for Loan Group 1 will be
                                   0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group
                                   4 will be 0.250% per annum.

Compensating Interest:             The aggregate Servicing Fee payable to the
                                   Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                   Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans.
                                   Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution
                                   Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:          The Pool Distribution Amount for each Loan
                                   Group with respect to any Distribution Date
                                   will be equal to the sum of (i) all scheduled
                                   installments of interest (net of the related
                                   Servicing Fee) and principal due on the
                                   Mortgage Loans in such Loan Group on the due
                                   date in the month in which such Distribution
                                   Date occurs and received prior to the related
                                   Determination Date, together with any
                                   advances in respect thereof or any
                                   compensating interest allocable to the
                                   Mortgage Loans in such Loan Group; (ii) all
                                   proceeds of any primary mortgage guaranty
                                   insurance policies and any other insurance
                                   policies with respect to the Mortgage Loans
                                   in such Loan Group, to the extent such
                                   proceeds are not applied to the restoration
                                   of the related mortgaged property or released
                                   to the mortgagor in accordance with the
                                   Servicer's normal servicing procedures, and
                                   all other cash amounts received and retained
                                   in connection with the liquidation of
                                   defaulted Mortgage Loans in such Loan Group,
                                   by foreclosure or otherwise, during the
                                   calendar month preceding the month of such
                                   Distribution Date (in each case, net of
                                   unreimbursed expenses incurred in connection
                                   with a liquidation or foreclosure and
                                   unreimbursed advances, if any); (iii) all
                                   partial or full prepayments received on the
                                   Mortgage Loans in such Loan Group during the
                                   calendar month preceding the month of such
                                   Distribution Date; and (iv) any substitution
                                   adjustment payments in connection with any
                                   defective Mortgage Loan in such Loan Group
                                   received with respect to such Distribution
                                   Date or amounts received in connection with
                                   the optional termination of the Trust as of
                                   such Distribution Date, reduced by amounts in
                                   reimbursement for advances previously made
                                   and other amounts as to which the Servicer is
                                   entitled to be reimbursed pursuant to the
                                   Pooling Agreement. The Pool Distribution
                                   Amounts will not include any profit received
                                   by the Servicer on the foreclosure of a
                                   Mortgage Loan. Such amounts, if any, will be
                                   retained by the Servicer as additional
                                   servicing compensation.
--------------------------------------------------------------------------------


Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:                 The Senior Percentage for a Loan Group on any
                                   Distribution Date will equal (i) the
                                   aggregate class balance of the Class A
                                   Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan
                                   Group for such date.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group
                                   for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                   Group for such date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for a
Percentage:                        Loan Group for any Distribution Date will
                                   equal 100% minus the Senior Prepayment
                                   Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------





Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:      For the following Distribution Dates, will be
                                   as follows:

                                 Distribution Date                                Senior Prepayment Percentage
                                 December 2005 through November 2012              100%;
                                 December 2012 through November 2013              the applicable  Senior Percentage plus, 70% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2013 through November 2014              the applicable  Senior Percentage plus, 60% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2014 through November 2015              the applicable  Senior Percentage plus, 40% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2015 through November 2016              the applicable  Senior Percentage plus, 20% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2016 and thereafter                     the applicable Senior Percentage;

                                 provided, however,

                                 (i)    if on any Distribution Date the
                                        percentage equal to (x) the sum of the
                                        class balances of the Class A
                                        Certificates of all Groups divided by
                                        (y) the aggregate Principal Balance of
                                        all Loan Groups (such percentage, the
                                        "Total Senior Percentage") exceeds such
                                        percentage calculated as of the Closing
                                        Date, then the Senior Prepayment
                                        Percentage for all Loan Groups for such
                                        Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any Distribution Date prior to the December 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or after the December 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------



Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                 The Principal Amount for any Distribution Date
                                  and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                  Date, the amount of liquidation proceeds
                                  (other than any foreclosure profits net of unreimbursed expenses and unreiumbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                  Date.

Senior Principal
  Distribution Amount:            The Senior Principal Distribution Amount for a
                                  Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                  Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal
  Distribution Amount:            The Subordinate Principal Distribution Amount
                                  for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate
                                  Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                                  Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                  Loan Group of the amounts described in clauses
                                  (e) and (f) of the definition of "Principal
                                  Amount" for such Loan Group and such
                                  Distribution Date.

--------------------------------------------------------------------------------





Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------


              |       Subordination of Class B Certificates       ^
              |   --------------------------------------------    |
              |                      Class A                      |
              |              Credit Support (4.00%)               |
              |   --------------------------------------------    |
              |                     Class B-1                     |
              |              Credit Support (1.60%)               |
    Priority  |   --------------------------------------------    |   Order
      of      |                     Class B-2                     |    of
    Payment   |              Credit Support (1.00%)               |   Loss
              |   --------------------------------------------    | Allocation
              |                     Class B-3                     |
              |              Credit Support (0.60%)               |
              |   --------------------------------------------    |
              |                     Class B-4                     |
              |              Credit Support (0.35%)               |
              |   --------------------------------------------    |
              |                     Class B-5                     |
              |              Credit Support (0.20%)               |
              |   --------------------------------------------    |
              |                     Class B-6                     |
              |              Credit Support (0.00%)               |
              V   --------------------------------------------    |


--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
    -------------------------------------------------------------------------
                             First, to the Trustee;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Interest;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
       Third, to the Class A Certificates of each Group to pay Principal;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
     Fourth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
    -------------------------------------------------------------------------



Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.781250           5.249          5.240            5.235          5.229            5.223           5.207           5.188
Average Life (Years)         2.704          2.308            2.124          1.951            1.788           1.490           1.227
Modified Duration            2.452          2.102            1.940          1.787            1.642           1.376           1.140
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2008      11/25/2008      11/25/2008      11/25/2008      11/25/2008       11/25/2008     11/25/2008
Principal # Months            36              36              36              36              36               36             36


1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000           5.363          5.374            5.380          5.386            5.394           5.412           5.435
Average Life (Years)         2.704          2.308            2.124          1.951            1.788           1.490           1.227
Modified Duration            2.450          2.100            1.937          1.784            1.639           1.373           1.137
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2008      11/25/2008      11/25/2008      11/25/2008      11/25/2008       11/25/2008     11/25/2008
Principal # Months            36              36              36              36              36               36             36


2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.062500           5.354          5.398            5.425          5.455            5.489           5.571           5.675
Average Life (Years)         4.285          3.313            2.920          2.568            2.257           1.746           1.350
Modified Duration            3.713          2.901            2.570          2.273            2.010           1.573           1.231
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2010      11/25/2010      11/25/2010      11/25/2010      11/25/2010       11/25/2010     11/25/2010
Principal # Months            60              60              60              60              60               60             60

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.718750           5.447          5.518            5.559          5.607            5.661           5.791           5.957
Average Life (Years)         4.285          3.313            2.920          2.568            2.257           1.746           1.350
Modified Duration            3.709          2.896            2.565          2.267            2.004           1.567           1.226
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2010      11/25/2010      11/25/2010      11/25/2010      11/25/2010       11/25/2010     11/25/2010
Principal # Months            60              60              60              60              60               60             60


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.


Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.843750          5.138            5.106          5.079            5.049          5.018           4.949           4.870
Average Life (Years)        3.896            2.379          1.792            1.400          1.137           0.806           0.603
Modified Duration           3.402            2.137          1.642            1.301          1.068           0.766           0.578
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005
Principal Window End      10/25/2010      10/25/2010      02/25/2010      03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal # Months            59              59              51              40              32              23              17

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.218750          5.534            5.536          5.543            5.589          5.672           5.862           6.082
Average Life (Years)        4.929            4.906          4.796            4.170          3.381           2.361           1.749
Modified Duration           4.240            4.222          4.138            3.648          3.016           2.160           1.624
Principal Window Begin    10/25/2010      10/25/2010      02/25/2010      03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal Window End      11/25/2010      10/25/2010      10/25/2010      10/25/2010      02/25/2010      10/25/2008      01/25/2008
Principal # Months            2                1              9               20              20              13              10

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          5.465            5.466          5.466            5.467          5.471           5.511           5.582
Average Life (Years)        4.989            4.970          4.953            4.940          4.854           4.181           3.358
Modified Duration           4.287            4.273          4.261            4.251          4.184           3.653           2.983
Principal Window Begin    11/25/2010      10/25/2010      10/25/2010      10/25/2010      02/25/2010      10/25/2008      01/25/2008
Principal Window End      11/25/2010      11/25/2010      11/25/2010      11/25/2010      11/25/2010      11/25/2010      11/25/2010
Principal # Months            1                2              2                2              10              26              35


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.



Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.968750          5.502            5.556           5.589          5.627            5.670           5.771           5.898
Average Life (Years)        5.679            4.022           3.417          2.906            2.481           1.834           1.380
Modified Duration           4.687            3.391           2.911          2.502            2.159           1.628           1.246
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2012      11/25/2012      11/25/2012      11/25/2012      11/25/2012       11/25/2012     11/25/2012
Principal # Months            84              84              84              84              84               84             84
------------------------------------------------------------------------------------------------------------------------------------


3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.593750          5.582            5.668           5.719          5.778            5.845           6.004           6.202
Average Life (Years)        5.679            4.022           3.417          2.906            2.481           1.834           1.380
Modified Duration           4.681            3.383           2.903          2.494            2.151           1.621           1.240
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2012      11/25/2012      11/25/2012      11/25/2012      11/25/2012       11/25/2012     11/25/2012
Principal # Months            84              84              84              84              84               84             84


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.



Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%            20%              25%             30%              40%           50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          5.696            5.796          5.857            5.928           6.006            6.189         6.410
Average Life (Years)        7.576            4.790          3.889            3.187           2.644            1.885         1.394
Modified Duration           5.830            3.840          3.180            2.656           2.242            1.647         1.246
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2015      11/25/2015      11/25/2015      11/25/2015      11/25/2015       11/25/2015     11/25/2015
Principal # Months           120              120            120              120             120              120           120

4-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%            20%              25%             30%              40%           50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.000000          5.783            5.929          6.017            6.119           6.233            6.498         6.818
Average Life (Years)        7.576            4.790          3.889            3.187           2.644            1.885         1.394
Modified Duration           5.817            3.825          3.166            2.642           2.229            1.636         1.237
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2015      11/25/2015      11/25/2015      11/25/2015      11/25/2015       11/25/2015     11/25/2015
Principal # Months           120              120            120              120             120              120           120


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.



Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.781250           6.265          5.994            5.873          5.761            5.658           5.484           5.346
Average Life (Years)        11.903          5.512            4.174          3.293            2.676           1.882           1.390
Modified Duration            7.412          4.176            3.344          2.746            2.298           1.679           1.270
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       11/25/2035     02/25/2033
Principal # Months            360            360              360            360              360             360             327

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000           6.303          6.061            5.957          5.863            5.781           5.651           5.568
Average Life (Years)        11.903          5.512            4.174          3.293            2.676           1.882           1.390
Modified Duration            7.396          4.164            3.334          2.737            2.290           1.673           1.266
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       04/25/2035     04/25/2029
Principal # Months            360            360              360            360              360             353             281


2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.062500           6.137          5.861            5.768          5.701            5.660           5.645           5.702
Average Life (Years)        12.021          5.549            4.196          3.306            2.684           1.884           1.391
Modified Duration            7.629          4.241            3.376          2.758            2.298           1.670           1.260
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       11/25/2035     11/25/2033
Principal # Months            360            360              360            360              360             360             336

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%             15%              20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.718750           6.182          5.942            5.870          5.827            5.811           5.853           5.978
Average Life (Years)        12.021          5.549            4.196          3.306            2.684           1.884           1.391
Modified Duration            7.609          4.226            3.363          2.747            2.289           1.662           1.254
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       10/25/2035     01/25/2031
Principal # Months            360            360              360            360              360             359             302



Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------
2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.843750          5.721            5.129          5.079            5.049          5.018           4.949           4.870
Average Life (Years)        6.609            2.430          1.792            1.400          1.137           0.806           0.603
Modified Duration           5.158            2.177          1.642            1.301          1.068           0.766           0.578
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005
Principal Window End      05/25/2020      08/25/2011      02/25/2010      03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal # Months           174              69              51              40              32              23              17

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.218750          6.352            5.906          5.665            5.595          5.672           5.862           6.082
Average Life (Years)        17.203           7.217          5.395            4.207          3.381           2.361           1.749
Modified Duration           10.585           5.827          4.577            3.676          3.016           2.160           1.624
Principal Window Begin    05/25/2020      08/25/2011      02/25/2010      03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal Window End      01/25/2026      11/25/2014      08/25/2012      02/25/2011      02/25/2010      10/25/2008      01/25/2008
Principal # Months            69              40              31              24              20              13              10

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%            20%              25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          6.416            6.235          6.108            5.964          5.821           5.666           5.640
Average Life (Years)        24.767          13.924          10.719           8.516          6.939           4.857           3.554
Modified Duration           12.621           9.172          7.701            6.517          5.559           4.122           3.124
Principal Window Begin    01/25/2026      11/25/2014      08/25/2012      02/25/2011      02/25/2010      10/25/2008      01/25/2008
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2033
Principal # Months           119              253            280              298            310             326             311



Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------
3-A-1

------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.968750          6.036            5.813           5.758          5.733            5.733           5.791           5.903
Average Life (Years)        12.114           5.567           4.203          3.308            2.684           1.883           1.389
Modified Duration           7.708            4.236           3.362          2.741            2.282           1.659           1.253
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       11/25/2035     01/25/2033
Principal # Months           360              360             360            360              360             360             326


3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%            25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.593750          6.085            5.903           5.871          5.871            5.899           6.019           6.205
Average Life (Years)        12.114           5.567           4.203          3.308            2.684           1.883           1.389
Modified Duration           7.686            4.220           3.347          2.729            2.272           1.651           1.246
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035       04/25/2035     04/25/2029
Principal # Months           360              360             360            360              360             353             281



Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------
4-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%            20%              25%             30%              40%            50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          5.998            5.901          5.914            5.956           6.019            6.191          6.410
Average Life (Years)        12.646           5.709          4.283            3.355           2.713            1.895          1.396
Modified Duration           7.946            4.271          3.371            2.739           2.277            1.652          1.247
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005        12/25/2005    12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035        11/25/2035    03/25/2034
Principal # Months           360              360            360              360             360              360            340


4-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%            20%              25%             30%              40%            50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.000000          6.062            6.020          6.064            6.141           6.243            6.499          6.818
Average Life (Years)        12.646           5.709          4.283            3.355           2.713            1.895          1.396
Modified Duration           7.916            4.249          3.352            2.723           2.263            1.641          1.238
Principal Window Begin    12/25/2005      12/25/2005      12/25/2005      12/25/2005      12/25/2005        12/25/2005    12/25/2005
Principal Window End      11/25/2035      11/25/2035      11/25/2035      11/25/2035      11/25/2035        10/25/2035    08/25/2030
Principal # Months           360              360            360              360             360              359            297



Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                             [Bank of America LOGO]
--------------------------------------------------------------------------------



                 MBS New Issue Term Sheet - Collateral Appendix



                    Banc of America Mortgage Securities, Inc.


                Mortgage Pass-Through Certificates, Series 2005-K
                           $462,250,000 (approximate)



                                November 7, 2005


                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------


Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 76.27% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Collateral Summary               Range (if applicable)
Total Outstanding Loan Balance                                               $56,304,361
Total Number of Loans                                                                108
Average Loan Principal Balance                                                  $521,337                    $91,200 to $1,000,000
WA Gross Coupon                                                                   5.624%                         4.625% to 6.875%
WA FICO                                                                              739                               625 to 817
WA Original Term (mos.)                                                       360 months
WA Remaining Term (mos.)                                                      359 months                        358 to 360 months
WA OLTV                                                                           69.92%                         18.74% to 90.00%
WA Months to First Rate Adjustment Date                                        35 months                          34 to 36 months
Gross Margin                                                                      2.250%
WA Rate Ceiling                                                                  11.624%                       10.625% to 12.875%
Geographic Concentration of Mortgaged Properties (Top 5
States) based on the Aggregate Stated Principal Balance          CA               53.98%
                                                                 FL               19.12%
                                                                 IL                4.05%
                                                                 NY                2.56%
                                                                 NM                2.51%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Occupancy                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Primary Residence               99       $52,333,056.10                92.95%
Second Home                      8         3,547,721.94                 6.30
Investor Property                1           423,582.90                 0.75
--------------------------------------------------------------------------------
Total:                         108       $56,304,360.94               100.00%
================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                  Property Types of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Property Type                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence         51       $25,792,979.32                45.81%
PUD-Detached                    26        16,272,618.83                28.90
Condo-Low                       20         8,673,329.53                15.40
Condominium                      7         3,416,890.00                 6.07
2-Family                         2         1,129,343.26                 2.01
PUD-Attached                     1           579,200.00                 1.03
Townhouse                        1           440,000.00                 0.78
--------------------------------------------------------------------------------
Total:                         108       $56,304,360.94               100.00%
================================================================================


               Mortgage Loan Purpose of the Group 1 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Purpose                       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Purchase                           54    $29,175,713.41                51.82%
Refinance-Rate/Term                35     18,085,884.49                32.12
Refinance-Cashout                  19      9,042,763.04                16.06
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================



Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


            Geographic Distribution of the Mortgage Properties of the
                           Group 1 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Geographic Area               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Arizona                             2    $   976,188.00                 1.73%
California                         56     30,394,998.96                53.98
Colorado                            3      1,065,100.00                 1.89
Delaware                            1        731,179.76                 1.30
Florida                            22     10,766,671.57                19.12
Hawaii                              1        749,271.05                 1.33
Illinois                            4      2,282,500.00                 4.05
Iowa                                1         91,200.00                 0.16
Kansas                              1        399,750.00                 0.71
Massachusetts                       1        530,000.00                 0.94
Michigan                            3        826,400.00                 1.47
Nevada                              1        439,200.00                 0.78
New Mexico                          2      1,415,000.00                 2.51
New York                            2      1,440,000.00                 2.56
North Carolina                      2        949,901.60                 1.69
Ohio                                1        433,000.00                 0.77
South Carolina                      1        900,000.00                 1.60
Texas                               1        744,000.00                 1.32
Vermont                             1        460,000.00                 0.82
Virginia                            1        310,000.00                 0.55
Washington                          1        400,000.00                 0.71
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, no more than approximately 2.51% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


                      California State Distribution of the
               Mortgaged Properties of the Group 1 Mortgage Loans


--------------------------------------------------------------------------------
                                                                    % of
                                                                 Cut-off Date
                                         Aggregate              Pool Principal
                            Number of Stated Principal          Balance of the
California                  Mortgage    Balance as of        California Mortgage
State Distribution            Loans     Cut-off Date                Loans
--------------------------------------------------------------------------------
Northern California                27    $15,555,017.29                51.18%
Southern California                29     14,839,981.67                48.82
--------------------------------------------------------------------------------
Total:                             56    $30,394,998.96               100.00%
================================================================================



   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
Current Mortgage            Number Of    Stated Principal         Cut-off Date
Loan Principal              Mortgage      Balance as of          Pool Principal
Balances($)                   Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00              1    $    91,200.00                 0.16%
100,000.01 - 150,000.00             3        389,900.00                 0.69
150,000.01 - 200,000.00             1        185,619.20                 0.33
200,000.01 - 250,000.00             1        231,000.00                 0.41
250,000.01 - 300,000.00             2        540,000.00                 0.96
300,000.01 - 350,000.00             3        950,000.00                 1.69
350,000.01 - 400,000.00             6      2,395,262.17                 4.25
400,000.01 - 450,000.00            31     13,232,083.36                23.50
450,000.01 - 500,000.00            16      7,683,432.91                13.65
500,000.01 - 550,000.00             9      4,807,275.83                 8.54
550,000.01 - 600,000.00             9      5,309,981.26                 9.43
600,000.01 - 650,000.00             4      2,528,800.00                 4.49
650,000.01 - 700,000.00             4      2,687,327.10                 4.77
700,000.01 - 750,000.00             5      3,702,629.89                 6.58
750,000.01 - 800,000.00             4      3,152,790.00                 5.60
850,000.01 - 900,000.00             5      4,417,059.22                 7.84
950,000.01 - 1,000,000.00           4      4,000,000.00                 7.10
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $521,337.


Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Original Loan-To-           Mortgage      Balance as of          Pool Principal
Value Ratios (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
15.01 - 20.00                       1    $   890,000.00                 1.58%
20.01 - 25.00                       1        800,000.00                 1.42
25.01 - 30.00                       1        440,000.00                 0.78
30.01 - 35.00                       2      1,000,000.00                 1.78
35.01 - 40.00                       1        900,000.00                 1.60
40.01 - 45.00                       2        986,985.00                 1.75
45.01 - 50.00                       4      1,638,750.00                 2.91
50.01 - 55.00                       3      1,539,275.26                 2.73
55.01 - 60.00                       4      2,798,521.05                 4.97
60.01 - 65.00                       7      3,553,782.90                 6.31
65.01 - 70.00                      10      5,116,502.24                 9.09
70.01 - 75.00                      10      5,700,060.80                10.12
75.01 - 80.00                      60     30,041,467.39                53.36
85.01 - 90.00                       2        899,016.30                 1.60
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 69.92%.





        Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Mortgage                    Mortgage      Balance as of          Pool Principal
Interest Rates (%)            Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
4.501 - 4.750                       1    $   450,000.00                 0.80%
4.751 - 5.000                       2        910,000.00                 1.62
5.001 - 5.250                      14      6,587,903.86                11.70
5.251 - 5.500                      34     19,400,989.53                34.46
5.501 - 5.750                      27     12,987,553.89                23.07
5.751 - 6.000                      19     10,658,459.71                18.93
6.001 - 6.250                       5      2,572,053.95                 4.57
6.251 - 6.500                       4      2,065,000.00                 3.67
6.501 - 6.750                       1        530,000.00                 0.94
6.751 - 7.000                       1        142,400.00                 0.25
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.624% per annum.



Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



                  Gross Margin of the Group 1 Mortgage Loans(1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Gross Margin (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
2.250                             108    $56,304,360.94               100.00%
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.




                 Rate Ceilings of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Rate Ceilings (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
10.501 - 10.750                     1    $   450,000.00                 0.80%
10.751 - 11.000                     2        910,000.00                 1.62
11.001 - 11.250                    14      6,587,903.86                11.70
11.251 - 11.500                    34     19,400,989.53                34.46
11.501 - 11.750                    27     12,987,553.89                23.07
11.751 - 12.000                    19     10,658,459.71                18.93
12.001 - 12.250                     5      2,572,053.95                 4.57
12.251 - 12.500                     4      2,065,000.00                 3.67
12.501 - 12.750                     1        530,000.00                 0.94
12.751 - 13.000                     1        142,400.00                 0.25
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.624% per annum.



Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
First Rate Adjustment Date    Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
September 1,2008                   11    $ 2,387,719.20                 4.24%
October 1,2008                     63     33,205,928.74                58.98
November 1,2008                    34     20,710,713.00                36.78
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                Remaining Terms of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Remaining Term (Months)       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
341 - 360                         108    $56,304,360.94               100.00%
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Credit Scores                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
801 - 850                           3    $ 1,680,800.00                 2.99%
751 - 800                          43     23,726,064.72                42.14
701 - 750                          36     20,665,394.36                36.70
651 - 700                          22      8,723,692.23                15.49
601 - 650                           4      1,508,409.63                 2.68
--------------------------------------------------------------------------------
Total:                            108    $56,304,360.94               100.00%
================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).



Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 73.25% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

As of the date of origination two loans, encompassing 0.69% of the Group 2 Mortgage Loans had a prepayment penalty during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                                   Collateral Summary               Range (if applicable)
Total Outstanding Loan Balance                                              $227,223,376
Total Number of Loans                                                                407
Average Loan Principal Balance                                                  $558,288               $176,000 to $1,947,313
WA Gross Coupon                                                                    5.391%                    3.625% to 6.875%
WA FICO                                                                              742                           621 to 817
WA Original Term (mos.)                                                       360 months                    240 to 360 months
WA Remaining Term (mos.)                                                      359 months                    239 to 360 months
WA OLTV                                                                            71.76%                     8.27% to 90.00%
WA Months to First Rate Adjustment Date                                        59 months                      56 to 60 months
Gross Margin                                                                       2.250%
WA Rate Ceiling                                                                   10.391%                    8.625% to 11.875
Geographic Concentration of Mortgaged Properties (Top 5 States)
based on the Aggregate Stated Principal Balance                           CA        45.81%
                                                                          FL         9.47%
                                                                          VA         7.01%
                                                                          IL         3.63%
                                                                          NV         3.26%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Occupancy                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Primary Residence                 357   $196,491,237.06                86.47%
Second Home                        49     30,182,139.06                13.28
Investor Property                   1        550,000.00                 0.24
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                  Property Types of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Property Type                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence           233   $130,550,078.57                57.45%
PUD-Detached                       83     47,909,775.37                21.08
Condo-Low                          50     26,295,166.69                11.57
Condominium                        22     12,724,423.52                 5.60
PUD-Attached                       12      6,182,840.93                 2.72
Townhouse                           5      2,311,091.04                 1.02
2-Family                            2      1,250,000.00                 0.55
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================




               Mortgage Loan Purpose of the Group 2 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Purpose                       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Purchase                          270   $152,232,576.66                67.00%
Refinance-Rate/Term                83     45,505,390.37                20.03
Refinance-Cashout                  54     29,485,409.09                12.98
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================



Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



            Geographic Distribution of the Mortgage Properties of the

                           Group 2 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Geographic Area               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Arizona                             6    $ 2,591,538.02                 1.14%
Arkansas                            1        560,000.00                 0.25
California                        183    104,080,527.83                45.81
Colorado                            5      3,139,500.00                 1.38
Connecticut                         1        491,200.00                 0.22
Delaware                            1        551,423.67                 0.24
District of Columbia                8      5,909,592.25                 2.60
Florida                            39     21,524,935.56                 9.47
Georgia                            11      6,099,409.02                 2.68
Hawaii                              2      1,502,695.87                 0.66
Illinois                           15      8,245,306.58                 3.63
Kentucky                            1        600,000.00                 0.26
Maryland                           15      6,983,297.24                 3.07
Massachusetts                      10      6,710,200.24                 2.95
Michigan                            3      1,443,469.61                 0.64
Minnesota                           1        492,000.00                 0.22
Missouri                            4      1,984,795.74                 0.87
Nevada                             12      7,397,358.94                 3.26
New Jersey                         11      5,928,206.16                 2.61
New York                            4      2,520,000.00                 1.11
North Carolina                     10      5,348,907.64                 2.35
Oklahoma                            2      1,275,000.00                 0.56
Oregon                              2      1,032,000.00                 0.45
Pennsylvania                        1        449,006.56                 0.20
Rhode Island                        2        707,760.38                 0.31
South Carolina                      6      3,262,000.00                 1.44
Tennessee                           2      1,343,000.00                 0.59
Texas                               3      2,062,359.00                 0.91
Utah                                1      1,186,500.00                 0.52
Vermont                             1        430,000.00                 0.19
Virginia                           33     15,935,083.66                 7.01
Washington                          8      3,933,302.15                 1.73
Wisconsin                           2        853,000.00                 0.38
Wyoming                             1        650,000.00                 0.29
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================

(1) As of the Cut-off Date, no more than approximately 1.11% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.



Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------






                      California State Distribution of the
               Mortgaged Properties of the Group 2 Mortgage Loans


--------------------------------------------------------------------------------
                                                                    % of
                                                                 Cut-off Date
                                            Aggregate           Pool Principal
                            Number of   Stated Principal        Balance of the
California                   Mortgage    Balance as of       California Mortgage
State Distribution            Loans       Cut-off Date                Loans
--------------------------------------------------------------------------------
Northern California               104    $59,490,044.87                57.16%
Southern California                79     44,590,482.96                42.84
--------------------------------------------------------------------------------
Total:                            183   $104,080,527.83               100.00%
================================================================================



   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Current Mortgage Loan       Mortgage      Balance as of          Pool Principal
Principal Balances ($)        Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
150,000.01 - 200,000.00             2    $   360,000.00                 0.16%
200,000.01 - 250,000.00             2        469,760.38                 0.21
250,000.01 - 300,000.00             5      1,369,171.16                 0.60
300,000.01 - 350,000.00             1        341,600.00                 0.15
350,000.01 - 400,000.00            21      8,371,516.95                 3.68
400,000.01 - 450,000.00            91     38,950,544.43                17.14
450,000.01 - 500,000.00            78     37,274,808.13                16.40
500,000.01 - 550,000.00            54     28,339,976.69                12.47
550,000.01 - 600,000.00            50     29,041,798.60                12.78
600,000.01 - 650,000.00            26     16,351,325.72                 7.20
650,000.01 - 700,000.00            14      9,463,947.55                 4.17
700,000.01 - 750,000.00            17     12,420,384.42                 5.47
750,000.01 - 800,000.00            11      8,562,852.91                 3.77
800,000.01 - 850,000.00             6      5,059,050.00                 2.23
850,000.01 - 900,000.00             4      3,520,000.00                 1.55
900,000.01 - 950,000.00             6      5,557,062.02                 2.45
950,000.01 - 1,000,000.00          12     11,872,055.18                 5.22
1,000,000.01 - 1,500,000.00         5      6,355,208.56                 2.80
1,500,000.01 - 2,000,000.00         2      3,542,313.42                 1.56
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $558,288.



Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




         Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Original Loan-To-           Mortgage      Balance as of          Pool Principal
Value Ratios (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
5.01 - 10.00                        1    $   413,500.00                 0.18%
15.01 - 20.00                       2        929,465.46                 0.41
20.01 - 25.00                       1        603,000.00                 0.27
25.01 - 30.00                       3      1,865,000.00                 0.82
30.01 - 35.00                       2      1,350,000.00                 0.59
35.01 - 40.00                       6      3,295,000.00                 1.45
40.01 - 45.00                       5      2,609,762.56                 1.15
45.01 - 50.00                       9      7,270,876.93                 3.20
50.01 - 55.00                      18     10,155,739.74                 4.47
55.01 - 60.00                      17      9,388,156.05                 4.13
60.01 - 65.00                      28     18,383,873.21                 8.09
65.01 - 70.00                      36     20,753,631.59                 9.13
70.01 - 75.00                      26     13,417,274.77                 5.90
75.01 - 80.00                     244    132,952,108.46                58.51
80.01 - 85.00                       1        237,000.00                 0.10
85.01 - 90.00                       8      3,598,987.35                 1.58
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.76%.



Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


        Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Mortgage                    Mortgage      Balance as of          Pool Principal
Interest Rates (%)            Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
3.501 - 3.750                       1    $   561,386.99                 0.25%
3.751 - 4.000                       1        550,000.00                 0.24
4.001 - 4.250                       6      5,410,781.65                 2.38
4.251 - 4.500                       8      4,411,351.24                 1.94
4.501 - 4.750                      20     11,502,517.35                 5.06
4.751 - 5.000                      35     18,501,708.01                 8.14
5.001 - 5.250                      90     53,630,973.46                23.60
5.251 - 5.500                      97     54,197,944.93                23.85
5.501 - 5.750                      74     38,959,800.86                17.15
5.751 - 6.000                      56     29,610,098.32                13.03
6.001 - 6.250                      12      5,399,111.75                 2.38
6.251 - 6.500                       3      2,430,755.31                 1.07
6.501 - 6.750                       3      1,596,946.25                 0.70
6.751 - 7.000                       1        460,000.00                 0.20
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.391% per annum.





                  Gross Margin of the Group 2 Mortgage Loans(1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Gross Margin (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
2.250                             407   $227,223,376.12               100.00%
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.




Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



                 Rate Ceilings of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Rate Ceilings (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
8.501 - 8.750                       1    $   561,386.99                 0.25%
8.751 - 9.000                       1        550,000.00                 0.24
9.001 - 9.250                       6      5,410,781.65                 2.38
9.251 - 9.500                       8      4,411,351.24                 1.94
9.501 - 9.750                      20     11,502,517.35                 5.06
9.751 - 10.000                     35     18,501,708.01                 8.14
10.001 - 10.250                    90     53,630,973.46                23.60
10.251 - 10.500                    97     54,197,944.93                23.85
10.501 - 10.750                    74     38,959,800.86                17.15
10.751 - 11.000                    56     29,610,098.32                13.03
11.001 - 11.250                    12      5,399,111.75                 2.38
11.251 - 11.500                     3      2,430,755.31                 1.07
11.501 - 11.750                     3      1,596,946.25                 0.70
11.751 - 12.000                     1        460,000.00                 0.20
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.391% per annum.





          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
First Rate                  Mortgage      Balance as of          Pool Principal
Adjustment Date               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
July 1,2010                         1    $   295,973.79                 0.13%
August 1,2010                       8      4,477,274.86                 1.97
September 1,2010                   17      7,502,985.25                 3.30
October 1,2010                    231    129,889,123.22                57.16
November 1,2010                   150     85,058,019.00                37.43
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.



Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------







                Remaining Terms of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Remaining                   Mortgage      Balance as of          Pool Principal
Term (Months)                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
221 - 240                           1    $   718,222.89                 0.32%
341 - 360                         406    226,505,153.23                99.68
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 359 months.



         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Credit Scores                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
801 - 850                          21    $10,044,168.92                 4.42%
751 - 800                         171    101,297,736.33                44.58
701 - 750                         133     74,582,658.74                32.82
651 - 700                          64     31,552,904.01                13.89
601 - 650                          13      6,823,708.12                 3.00
Not Scored                          5      2,922,200.00                 1.29
--------------------------------------------------------------------------------
Total:                            407   $227,223,376.12               100.00%
================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------


Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.03% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Collateral Summary               Range (if applicable)
Total Outstanding Loan Balance                                               $52,295,753
Total Number of Loans                                                                 89
Average Loan Principal Balance                                                  $587,593                   $178,062 to $1,000,000
WA Gross Coupon                                                                   5.550%                         4.375% to 6.875%
WA FICO                                                                              752                               659 to 813
WA Original Term (mos.)                                                       360 months
WA Remaining Term (mos.)                                                      359 months                               357 to 360
WA OLTV                                                                           70.10%                         22.86% to 88.93%
WA Months to First Rate Adjustment Date                                        83 months                          81 to 84 months
Gross Margin                                                                      2.250%
WA Rate Ceiling                                                                  10.550%                        9.375% to 11.875%
Geographic Concentration of Mortgaged Properties (Top 5
States) based on the Aggregate Stated Principal Balance          CA               47.59%
                                                                 FL                9.55%
                                                                 VA                8.07%
                                                                 SC                6.93%
                                                                 MD                4.62%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Occupancy                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Primary Residence                  78    $45,732,087.55                87.45%
Second Home                        11      6,563,665.00                12.55
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                  Property Types of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Property Type                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence            52    $29,274,502.40                55.98%
PUD-Detached                       19     11,580,941.89                22.15
Condo-Low                           8      5,091,912.17                 9.74
Condominium                         5      3,550,100.00                 6.79
PUD-Attached                        3      2,003,213.92                 3.83
Townhouse                           2        795,082.17                 1.52
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================




               Mortgage Loan Purpose of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Purpose                       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Purchase                           47    $27,760,413.35                53.08%
Refinance-Rate/Term                22     13,612,838.27                26.03
Refinance-Cashout                  20     10,922,500.93                20.89
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================





Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------







            Geographic Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Geographic Area               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Arizona                             1    $   399,920.00                 0.76%
California                         41     24,889,807.75                47.59
Colorado                            1        664,000.00                 1.27
Connecticut                         1        559,387.05                 1.07
Florida                             8      4,993,562.00                 9.55
Hawaii                              1      1,000,000.00                 1.91
Illinois                            2      1,121,083.83                 2.14
Maryland                            4      2,417,371.05                 4.62
Massachusetts                       3      1,326,197.85                 2.54
Michigan                            1        406,000.00                 0.78
New Jersey                          3      1,481,426.27                 2.83
North Carolina                      4      2,023,800.00                 3.87
Oklahoma                            1      1,000,000.00                 1.91
Rhode Island                        1        559,372.49                 1.07
South Carolina                      6      3,622,069.03                 6.93
Tennessee                           1        741,317.00                 1.42
Texas                               1        438,400.00                 0.84
Virginia                            8      4,219,197.49                 8.07
Washington                          1        432,840.74                 0.83
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, no more than approximately 2.41% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.



Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


                      California State Distribution of the
               Mortgaged Properties of the Group 3 Mortgage Loans

--------------------------------------------------------------------------------
                                                                    % of
                                                                 Cut-off Date
                                            Aggregate           Pool Principal
                            Number of   Stated Principal        Balance of the
California                   Mortgage    Balance as of       California Mortgage
State Distribution            Loans       Cut-off Date                Loans
--------------------------------------------------------------------------------
Northern California                20    $12,509,300.83                50.26%
Southern California                21     12,380,506.92                49.74
--------------------------------------------------------------------------------
Total:                             41    $24,889,807.75               100.00%
================================================================================


   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Current Mortgage  Loan      Mortgage      Balance as of          Pool Principal
Principal Balances ($)       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
150,000.01 - 200,000.00             1    $   178,062.00                 0.34%
350,000.01 - 400,000.00             7      2,790,609.12                 5.34
400,000.01 - 450,000.00            16      6,908,264.01                13.21
450,000.01 - 500,000.00            14      6,658,832.37                12.73
500,000.01 - 550,000.00             9      4,675,016.32                 8.94
550,000.01 - 600,000.00             7      4,013,641.54                 7.67
600,000.01 - 650,000.00             4      2,482,192.51                 4.75
650,000.01 - 700,000.00             8      5,386,999.92                10.30
700,000.01 - 750,000.00             8      5,872,277.00                11.23
750,000.01 - 800,000.00             4      3,110,945.84                 5.95
800,000.01 - 850,000.00             1        802,749.47                 1.54
850,000.01 - 900,000.00             4      3,521,428.92                 6.73
950,000.01 - 1,000,000.00           6      5,894,733.53                11.27
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $587,593.


Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


         Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Original Loan-To-           Mortgage      Balance as of          Pool Principal
Value Ratios (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
20.01 - 25.00                       1    $   400,000.00                 0.76%
25.01 - 30.00                       1        431,500.00                 0.83
30.01 - 35.00                       1        460,000.00                 0.88
35.01 - 40.00                       1        477,000.00                 0.91
40.01 - 45.00                       2      1,424,124.35                 2.72
45.01 - 50.00                       1        418,000.00                 0.80
50.01 - 55.00                       6      4,749,872.49                 9.08
55.01 - 60.00                       4      1,971,214.24                 3.77
60.01 - 65.00                       5      3,102,964.22                 5.93
65.01 - 70.00                      15      9,198,799.16                17.59
70.01 - 75.00                       8      4,394,336.39                 8.40
75.01 - 80.00                      43     24,769,941.70                47.37
85.01 - 90.00                       1        498,000.00                 0.95
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 70.10%.




        Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Mortgage                    Mortgage      Balance as of          Pool Principal
Interest Rates (%)            Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
4.251 - 4.500                       1    $   896,291.05                 1.71%
4.501 - 4.750                       3      1,339,560.74                 2.56
4.751 - 5.000                       4      2,846,765.81                 5.44
5.001 - 5.250                       9      5,286,049.36                10.11
5.251 - 5.500                      31     18,338,178.76                35.07
5.501 - 5.750                      22     11,989,699.69                22.93
5.751 - 6.000                      14      8,539,585.95                16.33
6.001 - 6.250                       3      1,796,214.24                 3.43
6.501 - 6.750                       1        396,406.95                 0.76
6.751 - 7.000                       1        867,000.00                 1.66
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.550% per annum.



Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


                  Gross Margin of the Group 3 Mortgage Loans(1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Gross Margin (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
2.250                              89    $52,295,752.55               100.00%
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.



                 Rate Ceilings of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Rate Ceilings (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
9.251 - 9.500                       1    $   896,291.05                 1.71%
9.501 - 9.750                       3      1,339,560.74                 2.56
9.751 - 10.000                      4      2,846,765.81                 5.44
10.001 - 10.250                     9      5,286,049.36                10.11
10.251 - 10.500                    31     18,338,178.76                35.07
10.501 - 10.750                    22     11,989,699.69                22.93
10.751 - 11.000                    14      8,539,585.95                16.33
11.001 - 11.250                     3      1,796,214.24                 3.43
11.501 - 11.750                     1        396,406.95                 0.76
11.751 - 12.000                     1        867,000.00                 1.66
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.550% per annum.




Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------





          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
First Rate                  Mortgage      Balance as of          Pool Principal
Adjustment Date               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
August 1,2012                       2    $ 1,029,492.51                 1.97%
September 1,2012                    3      1,179,792.69                 2.26
October 1,2012                     49     28,938,775.35                55.34
November 1,2012                    35     21,147,692.00                40.44
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.


                Remaining Terms of the Group 3 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                             Aggregate               % of
                            Number Of    Stated Principal         Cut-off Date
Remaining Term               Mortgage     Balance as of          Pool Principal
(Months)                       Loans       Cut-off Date             Balance
--------------------------------------------------------------------------------
341 - 360                          89    $52,295,752.55               100.00%
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.


         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Credit Scores                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
801 - 850                           4    $ 2,256,124.35                 4.31%
751 - 800                          49     29,138,050.07                55.72
701 - 750                          23     14,158,809.38                27.07
651 - 700                          13      6,742,768.75                12.89
--------------------------------------------------------------------------------
Total:                             89    $52,295,752.55               100.00%
================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------


Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 87.97% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Collateral Summary               Range (if applicable)
Total Outstanding Loan Balance                                              $145,687,258
Total Number of Loans                                                                250
Average Loan Principal Balance                                                  $582,749                   $395,562 to $1,250,000
WA Gross Coupon                                                                   5.692%                         5.000% to 6.375%
WA FICO                                                                              746                               629 to 816
WA Original Term (mos.)                                                       360 months
WA Remaining Term (mos.)                                                      359 months                               357 to 360
                                                                                                                           months

WA OLTV                                                                           72.14%                         22.22% to 90.00%
WA Months to First Rate Adjustment Date                                       119 months                        117 to 120 months
Gross Margin                                                                      2.250%
WA Rate Ceiling                                                                  10.692%                       10.000% to 11.375%
Geographic Concentration of Mortgaged Properties (Top 5
States) based on the Aggregate Stated Principal Balance          CA               59.85%
                                                                 FL                4.93%
                                                                 MD                4.44%
                                                                 VA                4.35%
                                                                 IL                3.25%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)



--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Occupancy                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Primary Residence                 225   $132,289,102.05           90.80%
Second Home                        25    13,398,155.73             9.20
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78          100.00%
================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.




                  Property Types of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Property Type                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence           154    $91,450,996.80                62.77%
PUD-Detached                       53     31,238,920.20                21.44
Condo-Low                          29     15,139,115.37                10.39
Condominium                         9      5,146,377.75                 3.53
PUD-Attached                        3      1,354,347.66                 0.93
PUD                                 1        904,500.00                 0.62
Townhouse                           1        453,000.00                 0.31
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================




               Mortgage Loan Purpose of the Group 4 Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Purpose                       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Purchase                          128    $73,497,682.54                50.45%
Refinance-Rate/Term                72     46,278,943.97                31.77
Refinance-Cashout                  50     25,910,631.27                17.79
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================




Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------





            Geographic Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Geographic Area               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Arizona                             4    $ 2,317,100.00                 1.59%
California                        146     87,198,640.47                59.85
Colorado                            3      1,446,759.54                 0.99
Connecticut                         1        780,000.00                 0.54
Delaware                            4      2,026,600.00                 1.39
District of Columbia                3      1,930,200.00                 1.32
Florida                            12      7,185,900.00                 4.93
Hawaii                              1        646,400.00                 0.44
Illinois                            8      4,729,377.75                 3.25
Indiana                             1        600,000.00                 0.41
Maryland                           11      6,469,901.89                 4.44
Massachusetts                       1        454,735.89                 0.31
Minnesota                           1        416,000.00                 0.29
Missouri                            3      1,672,300.45                 1.15
Nevada                              3      1,771,750.00                 1.22
New Jersey                          3      1,519,432.62                 1.04
New York                            1        780,000.00                 0.54
North Carolina                      8      4,068,321.73                 2.79
Oregon                              2      1,132,911.46                 0.78
Pennsylvania                        1        720,000.00                 0.49
Rhode Island                        1        600,000.00                 0.41
South Carolina                      4      2,132,000.00                 1.46
Tennessee                           1        399,519.38                 0.27
Texas                               6      3,816,301.60                 2.62
Utah                                1        440,000.00                 0.30
Virginia                           12      6,338,440.00                 4.35
Washington                          7      3,686,415.00                 2.53
Wisconsin                           1        408,250.00                 0.28
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, no more than approximately 1.73% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.




Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




                        California State Distribution of
             the Mortgaged Properties of the Group 4 Mortgage Loans


--------------------------------------------------------------------------------
                                                                    % of
                                                                 Cut-off Date
                                            Aggregate           Pool Principal
                            Number of   Stated Principal        Balance of the
California                   Mortgage    Balance as of       California Mortgage
State Distribution            Loans       Cut-off Date                Loans
--------------------------------------------------------------------------------
Northern California                78    $48,482,507.64                55.60%
Southern California                68     38,716,132.83                44.40
--------------------------------------------------------------------------------
Total:                            146    $87,198,640.47               100.00%
================================================================================





   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Current Mortgage  Loan      Mortgage      Balance as of          Pool Principal
Principal Balances ($)       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
350,000.01 - 400,000.00            10    $ 3,989,081.38                 2.74%
400,000.01 - 450,000.00            52     22,120,914.20                15.18
450,000.01 - 500,000.00            36     17,210,817.84                11.81
500,000.01 - 550,000.00            35     18,419,961.85                12.64
550,000.01 - 600,000.00            36     20,845,446.01                14.31
600,000.01 - 650,000.00            14      8,755,919.35                 6.01
650,000.01 - 700,000.00            16     10,850,801.06                 7.45
700,000.01 - 750,000.00            16     11,644,865.05                 7.99
750,000.01 - 800,000.00             8      6,242,401.60                 4.28
800,000.01 - 850,000.00             7      5,856,149.44                 4.02
850,000.01 - 900,000.00             3      2,610,000.00                 1.79
900,000.01 - 950,000.00             3      2,734,500.00                 1.88
950,000.01 - 1,000,000.00           9      8,816,000.00                 6.05
1,000,000.01 - 1,500,000.00         5      5,590,400.00                 3.84
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $582,749.





Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------





         Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Original Loan-To-           Mortgage      Balance as of          Pool Principal
Value Ratios (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
20.01 - 25.00                       1    $ 1,000,000.00                0.69%
30.01 - 35.00                       4      1,889,650.00                1.30
35.01 - 40.00                       2        953,000.00                0.65
40.01 - 45.00                       2      1,318,000.00                0.90
45.01 - 50.00                       5      2,922,160.73                2.01
50.01 - 55.00                       4      2,162,010.14                1.48
55.01 - 60.00                      16      9,736,377.75                6.68
60.01 - 65.00                      17     11,802,302.05                8.10
65.01 - 70.00                      33     19,751,446.89               13.56
70.01 - 75.00                      18     10,266,537.66                7.05
75.01 - 80.00                     147     83,467,272.56               57.29
85.01 - 90.00                       1        418,500.00                0.29
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78             100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 72.14%.



        Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Mortgage Interest           Mortgage      Balance as of          Pool Principal
Rates (%)                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
4.751 - 5.000                       2    $   964,519.38                 0.66%
5.001 - 5.250                      10      5,117,476.49                 3.51
5.251 - 5.500                      58     35,601,024.76                24.44
5.501 - 5.750                      99     57,638,486.97                39.56
5.751 - 6.000                      70     41,016,499.94                28.15
6.001 - 6.250                       9      4,425,250.24                 3.04
6.251 - 6.500                       2        924,000.00                 0.63
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.692% per annum.


Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



                  Gross Margin of the Group 4 Mortgage Loans(1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Gross Margin (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
2.250                             250   $145,687,257.78               100.00%
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 approximately 2.250% per annum.



                 Rate Ceilings of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Rate Ceilings (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
9.751 - 10.000                      2    $   964,519.38                 0.66%
10.001 - 10.250                    10      5,117,476.49                 3.51
10.251 - 10.500                    58     35,601,024.76                24.44
10.501 - 10.750                    99     57,638,486.97                39.56
10.751 - 11.000                    70     41,016,499.94                28.15
11.001 - 11.250                     9      4,425,250.24                 3.04
11.251 - 11.500                     2        924,000.00                 0.63
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.692% per annum.



          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
First Rate                  Mortgage      Balance as of          Pool Principal
Adjustment Date               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
August 1,2015                       3    $ 1,696,000.00                 1.16%
September 1,2015                    2        899,261.00                 0.62
October 1,2015                    122     69,130,947.78                47.45
November 1,2015                   123     73,961,049.00                50.77
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.



Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



                Remaining Terms of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Remaining Term              Mortgage      Balance as of          Pool Principal
(Months)                      Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
341 - 360                         250   $145,687,257.78               100.00%
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.



         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Credit Scores                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
801 - 850                          13    $ 8,633,126.33                 5.93%
751 - 800                         124     69,388,318.53                47.63
701 - 750                          71     42,149,874.40                28.93
651 - 700                          32     19,293,038.52                13.24
601 - 650                          10      6,222,900.00                 4.27
--------------------------------------------------------------------------------
Total:                            250   $145,687,257.78               100.00%
================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).




Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    Collateral Summary of the Mortgage Loans
--------------------------------------------------------------------------------


Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 77.27% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs, and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

As of the date of origination two loans encompassing 0.24% of the Mortgage Loans, had a prepayment penalty during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Collateral Summary               Range (if applicable)
Total Outstanding Loan Balance                                              $481,510,747
Total Number of Loans                                                                854
Average Loan Principal Balance                                                  $563,830                    $91,200 to $1,947,313
WA Gross Coupon                                                                   5.527%                         3.625% to 6.875%
WA FICO                                                                              744                               621 to 817
WA Original Term (mos.)                                                       360 months                        240 to 360 months
WA Remaining Term (mos.)                                                      359 months                        239 to 360 months
WA OLTV                                                                           71.48%                          8.27% to 90.00%
WA Months to First Rate Adjustment Date                                        77 months                         34 to 120 months
Gross Margin                                                                      2.250%
WA Rate Ceiling                                                                  10.644%                        8.625% to 12.875%
Geographic Concentration of Mortgaged Properties (Top 5
States) based on the Aggregate Stated Principal Balance          CA               51.21%
                                                                 FL                9.24%
                                                                 VA                5.57%
                                                                 IL                3.40%
                                                                 MD                3.30%
------------------------------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



           Occupancy of Mortgaged Properties of the Mortgage Loans (1)



--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Occupancy                     Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Primary Residence                 759   $426,845,482.76                88.65%
Second Home                        93     53,691,681.73                11.15
Investor Property                   2        973,582.90                 0.20
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.





                      Property Types of the Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Property Type                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Single Family Residence           490   $277,068,557.09                57.54%
PUD-Detached                      181    107,002,256.29                22.22
Condo-Low                         107     55,199,523.76                11.46
Condominium                        43     24,837,791.27                 5.16
PUD-Attached                       19     10,119,602.51                 2.10
Townhouse                           9      3,999,173.21                 0.83
2-Family                            4      2,379,343.26                 0.49
PUD                                 1        904,500.00                 0.19
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================




                   Mortgage Loan Purpose of the Mortgage Loans

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Purpose                       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Purchase                          499   $282,666,385.96                58.70%
Refinance-Rate/Term               212    123,483,057.10                25.64
Refinance-Cashout                 143     75,361,304.33                15.65
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================



Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




  Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Geographic Area               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
Arizona                            13    $ 6,284,746.02                 1.31%
Arkansas                            1        560,000.00                 0.12
California                        426    246,563,975.01                51.21
Colorado                           12      6,315,359.54                 1.31
Connecticut                         3      1,830,587.05                 0.38
Delaware                            6      3,309,203.43                 0.69
District of Columbia               11      7,839,792.25                 1.63
Florida                            81     44,471,069.13                 9.24
Georgia                            11      6,099,409.02                 1.27
Hawaii                              5      3,898,366.92                 0.81
Illinois                           29     16,378,268.16                 3.40
Indiana                             1        600,000.00                 0.12
Iowa                                1         91,200.00                 0.02
Kansas                              1        399,750.00                 0.08
Kentucky                            1        600,000.00                 0.12
Maryland                           30     15,870,570.18                 3.30
Massachusetts                      15      9,021,133.98                 1.87
Michigan                            7      2,675,869.61                 0.56
Minnesota                           2        908,000.00                 0.19
Missouri                            7      3,657,096.19                 0.76
Nevada                             16      9,608,308.94                 2.00
New Jersey                         17      8,929,065.05                 1.85
New Mexico                          2      1,415,000.00                 0.29
New York                            7      4,740,000.00                 0.98
North Carolina                     24     12,390,930.97                 2.57
Ohio                                1        433,000.00                 0.09
Oklahoma                            3      2,275,000.00                 0.47
Oregon                              4      2,164,911.46                 0.45
Pennsylvania                        2      1,169,006.56                 0.24
Rhode Island                        4      1,867,132.87                 0.39
South Carolina                     17      9,916,069.03                 2.06
Tennessee                           4      2,483,836.38                 0.52
Texas                              11      7,061,060.60                 1.47
Utah                                2      1,626,500.00                 0.34
Vermont                             2        890,000.00                 0.18
Virginia                           54     26,802,721.15                 5.57
Washington                         17      8,452,557.89                 1.76
Wisconsin                           3      1,261,250.00                 0.26
Wyoming                             1        650,000.00                 0.13
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) As of the Cut-off Date, no more than approximately 0.87% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




                      California State Distribution of the
                   Mortgaged Properties of the Mortgage Loans


--------------------------------------------------------------------------------
                                                                    % of
                                                                 Cut-off Date
                                            Aggregate           Pool Principal
                            Number of   Stated Principal        Balance of the
California                   Mortgage    Balance as of       California Mortgage
State Distribution            Loans       Cut-off Date                Loans
--------------------------------------------------------------------------------
Northern California               229   $136,036,870.63               55.17%
Southern California               197    110,527,104.38                44.83
--------------------------------------------------------------------------------
Total:                            426   $246,563,975.01              100.00%
================================================================================




       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Current Mortgage Loan       Mortgage      Balance as of          Pool Principal
Principal  Balances ($)       Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
50,000.01 - 100,000.00              1    $    91,200.00                 0.02%
100,000.01 - 150,000.00             3        389,900.00                 0.08
150,000.01 - 200,000.00             4        723,681.20                 0.15
200,000.01 - 250,000.00             3        700,760.38                 0.15
250,000.01 - 300,000.00             7      1,909,171.16                 0.40
300,000.01 - 350,000.00             4      1,291,600.00                 0.27
350,000.01 - 400,000.00            44     17,546,469.62                 3.64
400,000.01 - 450,000.00           190     81,211,806.00                16.87
450,000.01 - 500,000.00           144     68,827,891.25                14.29
500,000.01 - 550,000.00           107     56,242,230.69                11.68
550,000.01 - 600,000.00           102     59,210,867.41                12.30
600,000.01 - 650,000.00            48     30,118,237.58                 6.25
650,000.01 - 700,000.00            42     28,389,075.63                 5.90
700,000.01 - 750,000.00            46     33,640,156.36                 6.99
750,000.01 - 800,000.00            27     21,068,990.35                 4.38
800,000.01 - 850,000.00            14     11,717,948.91                 2.43
850,000.01 - 900,000.00            16     14,068,488.14                 2.92
900,000.01 - 950,000.00             9      8,291,562.02                 1.72
950,000.01 - 1,000,000.00          31     30,582,788.71                 6.35
1,000,000.01 - 1,500,000.00        10     11,945,608.56                 2.48
1,500,000.01 - 2,000,000.00         2      3,542,313.42                 0.74
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39              100.00%
================================================================================


(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $561,830.



Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



             Original Loan-To-Value Ratios of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Original Loan-To-           Mortgage      Balance as of          Pool Principal
Value Ratios (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
5.01 - 10.00                        1    $   413,500.00                 0.09%
15.01 - 20.00                       3      1,819,465.46                 0.38
20.01 - 25.00                       4      2,803,000.00                 0.58
25.01 - 30.00                       5      2,736,500.00                 0.57
30.01 - 35.00                       9      4,699,650.00                 0.98
35.01 - 40.00                      10      5,625,000.00                 1.17
40.01 - 45.00                      11      6,338,871.91                 1.32
45.01 - 50.00                      19     12,249,787.66                 2.54
50.01 - 55.00                      31     18,606,897.63                 3.86
55.01 - 60.00                      41     23,894,269.09                 4.96
60.01 - 65.00                      57     36,842,922.38                 7.65
65.01 - 70.00                      94     54,820,379.88                11.39
70.01 - 75.00                      62     33,778,209.62                 7.02
75.01 - 80.00                     494    271,230,790.11                56.33
80.01 - 85.00                       1        237,000.00                 0.05
85.01 - 90.00                      12      5,414,503.65                 1.12
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.48%.



Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------





            Current Mortgage Interest Rates of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Mortgage                    Mortgage      Balance as of          Pool Principal
Interest Rates (%)            Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
3.501 - 3.750                       1    $   561,386.99                 0.12%
3.751 - 4.000                       1        550,000.00                 0.11
4.001 - 4.250                       6      5,410,781.65                 1.12
4.251 - 4.500                       9      5,307,642.29                 1.10
4.501 - 4.750                      24     13,292,078.09                 2.76
4.751 - 5.000                      43     23,222,993.20                 4.82
5.001 - 5.250                     123     70,622,403.17                14.67
5.251 - 5.500                     220    127,538,137.98                26.49
5.501 - 5.750                     222    121,575,541.41                25.25
5.751 - 6.000                     159     89,824,643.92                18.65
6.001 - 6.250                      29     14,192,630.18                 2.95
6.251 - 6.500                       9      5,419,755.31                 1.13
6.501 - 6.750                       5      2,523,353.20                 0.52
6.751 - 7.000                       3      1,469,400.00                 0.31
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.527% per annum.





                      Gross Margin of the Mortgage Loans(1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Gross Margin (%)              Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
2.250                             854   $481,510,747.39              100.00%
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39              100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------


                     Rate Ceilings of the Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Rate Ceilings (%)             Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
8.501 - 8.750                       1    $   561,386.99                 0.12%
8.751 - 9.000                       1        550,000.00                 0.11
9.001 - 9.250                       6      5,410,781.65                 1.12
9.251 - 9.500                       9      5,307,642.29                 1.10
9.501 - 9.750                      23     12,842,078.09                 2.67
9.751 - 10.000                     41     22,312,993.20                 4.63
10.001 - 10.250                   109     64,034,499.31                13.30
10.251 - 10.500                   186    108,137,148.45                22.46
10.501 - 10.750                   196    109,037,987.52                22.64
10.751 - 11.000                   142     80,076,184.21                16.63
11.001 - 11.250                    38     18,208,480.09                 3.78
11.251 - 11.500                    39     22,755,744.84                 4.73
11.501 - 11.750                    31     14,980,907.09                 3.11
11.751 - 12.000                    21     11,985,459.71                 2.49
12.001 - 12.250                     5      2,572,053.95                 0.53
12.251 - 12.500                     4      2,065,000.00                 0.43
12.501 - 12.750                     1        530,000.00                 0.11
12.751 - 13.000                     1        142,400.00                 0.03
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.644% per annum.




Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------



              First Rate Adjustment Date of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
First Rate                  Mortgage      Balance as of          Pool Principal
Adjustment Rate               Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
September 1,2008                   11    $ 2,387,719.20                 0.50%
October 1,2008                     63     33,205,928.74                 6.90
November 1,2008                    34     20,710,713.00                 4.30
July 1,2010                         1        295,973.79                 0.06
August 1,2010                       8      4,477,274.86                 0.93
September 1,2010                   17      7,502,985.25                 1.56
October 1,2010                    231    129,889,123.22                26.98
November 1,2010                   150     85,058,019.00                17.66
August 1,2012                       2      1,029,492.51                 0.21
September 1,2012                    3      1,179,792.69                 0.25
October 1,2012                     49     28,938,775.35                 6.01
November 1,2012                    35     21,147,692.00                 4.39
August 1,2015                       3      1,696,000.00                 0.35
September 1,2015                    2        899,261.00                 0.19
October 1,2015                    122     69,130,947.78                14.36
November 1,2015                   123     73,961,049.00                15.36
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39               100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 77 months.


                    Remaining Terms of the Mortgage Loans (1)

--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
Remaining Term              Mortgage      Balance as of          Pool Principal
(Months)                      Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
221 - 240                           1   $   718,222.89                 0.15%
341 - 360                         853    480,792,524.50                99.85
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39              100.00%
================================================================================


(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.




Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-K              $462,250,000 (approximate)

--------------------------------------------------------------------------------




             Credit Scoring of Mortgagors of the Mortgage Loans (1)


--------------------------------------------------------------------------------
                                            Aggregate                 % of
                            Number Of    Stated Principal         Cut-off Date
                            Mortgage      Balance as of          Pool Principal
Credit Scores                 Loans        Cut-off Date             Balance
--------------------------------------------------------------------------------
801 - 850                          41    $22,614,219.60                 4.70%
751 - 800                         387    223,550,169.65                46.43
701 - 750                         263    151,556,736.88                31.48
651 - 700                         131     66,312,403.51                13.77
601 - 650                          27     14,555,017.75                 3.02
Not Scored                          5      2,922,200.00                 0.61
--------------------------------------------------------------------------------
Total:                            854   $481,510,747.39              100.00%
================================================================================


(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).


Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-K
$462,250,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[Bank of America LOGO]

November 7, 2005


--------------------------------------------------------------------------------


---------------------- -------------------- ------------------------------------
Trading                Brian Hargrave       (212) 526-8320
                       Richard Nicklas      (212) 526-8320
Syndicate              Kevin White          (212) 526-9519
                       Bob Caldwell         (212) 526-9519
                       Dan Covello          (212) 526-9519
                       Paul Tedeschi        (212) 526-9519
Residential Finance    Mary Stone           (212) 526-9606
                       Nick Stimola         (212) 526-0212

---------------------- -------------------- ------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BoAMS 2005-K $462,250,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


>  Preliminary Summary of Certificates (To Roll)                           pg. 3

>  Preliminary Summary of Certificates (To Maturity)                       pg. 4

>  Preliminary Summary of Terms                                            pg. 5

>  Preliminary Credit Support                                             pg. 12

>  Preliminary Priority of Distributions                                  pg. 12

>  Preliminary Bond Summary (To Roll)                                     pg. 13

>  Preliminary Bond Summary (To Maturity)                                 pg. 17

                                                                               2
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Roll (1)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Est. Prin.     Expected                      Expected
                 Approx.                                        Est.     Window       Maturity to    Delay           Ratings
Class            Size (2)        Interest - Principal Type    WAL (yrs    (mos)     Roll @ 25% CPB    Days          (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
------------------------------------------------------------------------------------------------------------------------------------
1-A-1              $51,799,000  Variable - Pass-Through (3)      1.95     1-36        11/25/2008       24             AAA/ AAA
------------------------------------------------------------------------------------------------------------------------------------
1-A-2                2,253,000  Variable - Pass-Through (3)      1.95     1-36        11/25/2008       24             AAA/ AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-1              104,523,000  Variable - Pass-Through (4)      2.57     1-60        11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-2                9,089,000  Variable - Pass-Through (4)      2.57     1-60        11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-3               66,401,000  Variable - Sequential (4)        1.40     1-40         3/25/2009       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-4               16,727,000  Variable - Sequential (4)        4.17    40-59        10/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
2-A-5               21,394,000  Variable - Sequential (4)        4.94    59-60        11/25/2010       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-1               48,111,000  Variable - Pass-Through (5)      2.91     1-84        11/25/2012       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
3-A-2                2,093,000  Variable - Pass-Through (5)      2.91     1-84        11/25/2012       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-1              134,031,000  Variable - Pass-Through (6)      3.19    1-120        11/25/2015       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
4-A-2                5,829,000  Variable - Pass-Through (6)      3.19    1-120        11/25/2015       24            AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
Not Offered Hereunder

------------------------------------------------------------------------------------------------------------------------------------
   B-1              11,556,000                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-2               2,889,000                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-3               1,926,000                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-4               1,204,000                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-5                 722,000                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   B-6                 963,647                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------
   1-A-R                   100                                                                                             N.A.
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015 respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               3
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                              Est.
                                                                              Prin.      Expected                          Expected
                        Approx.                                     Est.      Window      Final                            Ratings
     Class             Size (1)       Interest - Principal Type   WAL (yrs)  (mos) (2)  Maturity (2)       Delay Days    (S&P/Fitch)
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates
------------------------------------------------------------------------------------------------------------------------------------
     1-A-1             $ 51,799,000  Variable - Pass-Through (3)       3.29    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     1-A-2                2,253,000  Variable - Pass-Through (3)       3.29    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     2-A-1              104,523,000  Variable - Pass-Through (4)       3.31    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     2-A-2                9,089,000  Variable - Pass-Through (4)       3.31    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     2-A-3               66,401,000  Variable - Sequential (4)         1.40    1-40      3/25/2009            24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     2-A-4               16,727,000  Variable - Sequential (4)         4.21    40-63     2/25/2011            24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     2-A-5               21,394,000  Variable - Sequential (4)         8.52    63-360    11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     3-A-1               48,111,000  Variable - Pass-Through (5)       3.31    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     3-A-2                2,093,000  Variable - Pass-Through (5)       3.31    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     4-A-1              134,031,000  Variable - Pass-Through (6)       3.36    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------
     4-A-2                5,829,000  Variable - Pass-Through (6)       3.36    1-360     11/25/2035           24          AAA / AAA
------------------------------------------------------------------------------------------------------------------------------------

(1)   Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

                                                                               4
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                      Banc of America Mortgage Securities, Inc.

                                  Mortgage Pass-Through Certificates, Series
                                  2005-K

Lead Manager (Book Runner):       Banc of America Securities LLC

Co-Managers:                      Bear, Stearns & Co. Inc. and Lehman Brothers
                                  Inc.

Seller and Servicer:              Bank of America, N.A.

Trustee:                          Wells Fargo Bank, N.A.

Rating Agencies:                  Standard & Poor's, a division of The
                                  McGraw-Hill Companies, Inc. and Fitch Ratings

Transaction Size:                 $481,510,747

Securities Offered:               $51,799,000 Class 1-A-1 Certificates

                                  $2,253,000 Class 1-A-2 Certificates

                                  $104,523,000 Class 2-A-1 Certificates

                                  $9,089,000 Class 2-A-2 Certificates

                                  $66,401,000 Class 2-A-3 Certificates

                                  $16,727,000 Class 2-A-4 Certificates

                                  $21,394,000 Class 2-A-5 Certificates

                                  $48,111,000 Class 3-A-1 Certificates

                                  $2,093,000 Class 3-A-2 Certificates

                                  $134,031,000 Class 4-A-1 Certificates

                                  $5,829,000 Class 4-A-2 Certificates

Group 1 Collateral:               3/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 76.27% of the Group 1 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:               5/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 5 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 73.25% of the Group 2 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Collateral:               7/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 66.03% of the Group 3 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.


                                                                               5
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Group 4 Collateral:               10/1 Hybrid ARM Residential Mortgage Loans:
                                  fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage
                                  Loans have a fixed interest rate for
                                  approximately 10 years and thereafter the Mortgage Loans have a variable interest rate.
                                  Approximately 87.97% of the Group 4 Mortgage
                                  Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:            Week of November 7, 2005

Expected Closing Date:            On or about November 29, 2005

Distribution Date:                25th of each month, or the next succeeding
                                  business day (First Distribution Date:
                                  December 27, 2005)

Cut-off Date:                     November 1, 2005

Class A Certificates:             Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2,
                                  2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
                                  4-A-2 Certificates (the "Class A
                                  Certificates"). The Class 1-A-R Certificate is not offered hereunder.

Subordinate Certificates:         Class B-1, B-2, B-3, B-4, B-5 and B-6
                                  Certificates (the "Class B Certificates"). The
                                  Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:           Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:           Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5
                                  Certificates

Group 3-A Certificates:           Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:           Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:        Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5, 3-A-1
                                  and 4-A-1 Certificates

Super Senior Support
  Certificates:                   Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2
                                  Certificates

Sequential Senior
  Certificates:                   Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:                        30/360

Prepayment Speed:                 25% CPB

Clearing:                         DTC, Clearstream and Euroclear

Denominations:                    Original
                                 Certificate      Minimum          Incremental
                                     Form       Denominations      Denominations
                                     ----       -------------      -------------
Denominations

    Class A Offered
      Certificates               Book Entry        $1,000               $1


--------------------------------------------------------------------------------
                                                                               6
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

SMMEA Eligibility:                The Class A Certificates and the Class B-1
                                  Certificates are expected to constitute
                                  "mortgage related securities" for purposes of SMMEA.

Tax Structure:                    REMIC

Optional Clean-up Call:           Any Distribution Date on or after which the
                                  aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date
                                  ("Cut-off Date Pool Principal Balance").

Principal Distribution:           Principal will be allocated to the
                                  certificates according to the Priority of
                                  Distributions: The Senior Principal
                                  Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R
                                  Certificate and then to the Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The
                                  Senior Principal Distribution Amount for Group
                                  2 will generally be allocated to the Group 2-A
                                  Certificates, concurrently, as follows, (A) approximately 95.8332951305%, concurrently as follows, (i) approximately 50.000239183% to the Class 2-A-1 Certificates until their class balance has been reduced to zero and (ii) sequentially, as follows, approximately
                                  49.999760817% to the Class 2-A-3, 2-A-4 and
                                  2-A-5 Certificates, in that order, until their class balances have been reduced to zero, and
                                  (B) approximately 4.1667048695% to the Class
                                  2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal
                                  Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2
                                  Certificates, pro rata, until their class balances have been reduced to zero. The Senior
                                  Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The
                                  Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                  Certificates on a pro rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate
                                  Certificates may be paid to the Class A
                                  Certificates of one or more of the other
                                  Groups. (Please see the Preliminary Priority of Distributions section.)

Interest Accrual:                 Interest will accrue on the Class 1-A-1,
                                  1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5,
                                  3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on November 1, 2005.
                                  Interest that accrues on such class of
                                  Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.


                                                                               7
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Administrative Fee:               The Administrative Fees with respect to the
                                  Trust are payable out of the interest payments received on each Mortgage Loan. The

"Administrative Fees" consist of  (a) servicing compensation payable to the

                                 Servicer in respect of its servicing
                                  activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The "Trustee Fee Rate" will be 0.0045% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:            The aggregate Servicing Fee payable to the
                                  Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                  Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans.
                                  Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:       As to any Mortgage Loan and Distribution Date,
                                  the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:         The Pool Distribution Amount for each Loan
                                  Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                  Servicing Fee) and principal due on the
                                  Mortgage Loans in such Loan Group on the due date in the month in which such Distribution
                                  Date occurs and received prior to the related
                                  Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                  Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution
                                  Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution
                                  Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

                                                                               8
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Percentage:                The Senior Percentage for a Loan Group on any
                                  Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:           The Subordinate Percentage for a Loan Group
                                  for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                  Group for such date.

 Subordinate Prepayment           The Subordinate Prepayment Percentage for a
   Percentage:                    Loan Group for any Distribution Date will
                                  equal 100% minus the Senior Prepayment
                                  Percentage for such Loan Group for such date.


                                                                               9
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:     For the following Distribution Dates, will be
                                  as follows:

                                 Distribution Date                                Senior Prepayment Percentage

                                 December 2005 through November 2012              100%;

                                 December 2012 through November 2013              the applicable  Senior Percentage plus, 70% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2013 through November 2014              the applicable  Senior Percentage plus, 60% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2014 through November 2015              the applicable  Senior Percentage plus, 40% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2015 through November 2016              the applicable  Senior Percentage plus, 20% of
                                                                                  the applicable Subordinate Percentage;
                                 December 2016 and thereafter                     the applicable Senior Percentage;


                                 provided, however,


                                 (i)    if on any Distribution Date the
                                        percentage equal to (x) the sum of the
                                        class balances of the Class A
                                        Certificates of all Groups divided by
                                        (y) the aggregate Principal Balance of
                                        all Loan Groups (such percentage, the
                                        "Total Senior Percentage") exceeds such
                                        percentage calculated as of the Closing
                                        Date, then the Senior Prepayment
                                        Percentage for all Loan Groups for such
                                        Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any Distribution Date prior to the December 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and



                                 (iii) if for each Group of Certificates on or after the December 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.


                                                                              10
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------



Principal Amount:                 The Principal Amount for any Distribution Date
                                  and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                  Date, the amount of liquidation proceeds
                                  (other than any foreclosure profits net of unreimbursed expenses and unreiumbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                  Date. Senior

Principal Distribution Amount:    The Senior Principal Distribution Amount for a
                                  Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                  Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate
Principal
Distribution Amount:              The Subordinate Principal Distribution Amount
                                  for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate
                                  Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan
                                  Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such
                                  Loan Group of the amounts described in clauses
                                  (e) and (f) of the definition of "Principal
                                  Amount" for such Loan Group and such
                                  Distribution Date.

                                                                              11
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Preliminary Credit Support

--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------



              |       Subordination of Class B Certificates       ^
              |   --------------------------------------------    |
              |                      Class A                      |
              |              Credit Support (4.00%)               |
              |   --------------------------------------------    |
              |                     Class B-1                     |
              |              Credit Support (1.60%)               |
    Priority  |   --------------------------------------------    |   Order
      of      |                     Class B-2                     |    of
    Payment   |              Credit Support (1.00%)               |   Loss
              |   --------------------------------------------    | Allocation
              |                     Class B-3                     |
              |              Credit Support (0.60%)               |
              |   --------------------------------------------    |
              |                     Class B-4                     |
              |              Credit Support (0.35%)               |
              |   --------------------------------------------    |
              |                     Class B-5                     |
              |              Credit Support (0.20%)               |
              |   --------------------------------------------    |
              |                     Class B-6                     |
              |              Credit Support (0.00%)               |
              V   --------------------------------------------    |


--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions

--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                     Preliminary Priority of Distributions
    -------------------------------------------------------------------------
                             First, to the Trustee;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Interest;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
       Third, to the Class A Certificates of each Group to pay Principal;
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
     Fourth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
    -------------------------------------------------------------------------
                                     |
                                     |
                                     |
                                     V
    -------------------------------------------------------------------------
           Fifth, to the residual certificate, any remaining amounts.
    -------------------------------------------------------------------------



                                                                              12
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll(1)
--------------------------------------------------------------------------------

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%              20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 99.781250           5.249           5.240            5.235         5.229            5.223           5.207           5.188
Average Life (Years)         2.704           2.308            2.124         1.951            1.788           1.490           1.227
Modified Duration            2.452           2.102            1.940         1.787            1.642           1.376           1.140
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2008       11/25/2008      11/25/2008     11/25/2008      11/25/2008       11/25/2008     11/25/2008
Principal # Months            36               36              36             36              36               36             36


1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%              20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000           5.363           5.374            5.380         5.386            5.394           5.412           5.435
Average Life (Years)         2.704           2.308            2.124         1.951            1.788           1.490           1.227
Modified Duration            2.450           2.100            1.937         1.784            1.639           1.373           1.137
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2008       11/25/2008      11/25/2008     11/25/2008      11/25/2008       11/25/2008     11/25/2008
Principal # Months            36               36              36             36              36               36             36

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%              20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.062500           5.354           5.398            5.425         5.455            5.489           5.571           5.675
Average Life (Years)         4.285           3.313            2.920         2.568            2.257           1.746           1.350
Modified Duration            3.713           2.901            2.570         2.273            2.010           1.573           1.231
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2010       11/25/2010      11/25/2010     11/25/2010      11/25/2010       11/25/2010     11/25/2010
Principal # Months            60               60              60             60              60               60             60

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%              20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.718750           5.447           5.518            5.559         5.607            5.661           5.791           5.957
Average Life (Years)         4.285           3.313            2.920         2.568            2.257           1.746           1.350
Modified Duration            3.709           2.896            2.565         2.267            2.004           1.567           1.226
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2010       11/25/2010      11/25/2010     11/25/2010      11/25/2010       11/25/2010     11/25/2010
Principal # Months            60               60              60             60              60               60             60


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.




                                                                              13
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll(1)
--------------------------------------------------------------------------------

2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 99.843750          5.138            5.106           5.079           5.049          5.018           4.949           4.870
Average Life (Years)        3.896            2.379           1.792           1.400          1.137           0.806           0.603
Modified Duration           3.402            2.137           1.642           1.301          1.068           0.766           0.578
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005     12/25/2005      12/25/2005      12/25/2005      12/25/2005
Principal Window End      10/25/2010      10/25/2010       02/25/2010     03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal # Months            59              59               51             40              32              23              17


2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 98.218750          5.534            5.536           5.543           5.589          5.672           5.862           6.082
Average Life (Years)        4.929            4.906           4.796           4.170          3.381           2.361           1.749
Modified Duration           4.240            4.222           4.138           3.648          3.016           2.160           1.624
Principal Window Begin    10/25/2010      10/25/2010       02/25/2010     03/25/2009      07/25/2008      10/25/2007      04/25/2007
Principal Window End      11/25/2010      10/25/2010       10/25/2010     10/25/2010      02/25/2010      10/25/2008      01/25/2008
Principal # Months            2                1               9              20              20              13              10


2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 98.500000          5.465            5.466           5.466           5.467          5.471           5.511           5.582
Average Life (Years)        4.989            4.970           4.953           4.940          4.854           4.181           3.358
Modified Duration           4.287            4.273           4.261           4.251          4.184           3.653           2.983
Principal Window Begin    11/25/2010      10/25/2010       10/25/2010     10/25/2010      02/25/2010      10/25/2008      01/25/2008
Principal Window End      11/25/2010      11/25/2010       11/25/2010     11/25/2010      11/25/2010      11/25/2010      11/25/2010
Principal # Months            1                2               2               2              10              26              35

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.


                                                                              14
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll(1)
--------------------------------------------------------------------------------

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%               15%             20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 98.968750          5.502             5.556           5.589         5.627            5.670           5.771           5.898
Average Life (Years)        5.679             4.022           3.417         2.906            2.481           1.834           1.380
Modified Duration           4.687             3.391           2.911         2.502            2.159           1.628           1.246
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2012       11/25/2012      11/25/2012     11/25/2012      11/25/2012       11/25/2012     11/25/2012
Principal # Months            84               84              84             84              84               84             84
------------------------------------------------------------------------------------------------------------------------------------


3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%               15%             20%           25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------

Yield at 98.593750          5.582             5.668           5.719         5.778            5.845           6.004           6.202
Average Life (Years)        5.679             4.022           3.417         2.906            2.481           1.834           1.380
Modified Duration           4.681             3.383           2.903         2.494            2.151           1.621           1.240
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2012       11/25/2012      11/25/2012     11/25/2012      11/25/2012       11/25/2012     11/25/2012
Principal # Months            84               84              84             84              84               84             84


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.

                                                                              15
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Roll(1)
--------------------------------------------------------------------------------

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%              15%             20%              25%              30%             40%           50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          5.696             5.796          5.857           5.928           6.006           6.189         6.410
Average Life (Years)        7.576             4.790          3.889           3.187           2.644           1.885         1.394
Modified Duration           5.830             3.840          3.180           2.656           2.242           1.647         1.246
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005      12/25/2005     12/25/2005
Principal Window End      11/25/2015       11/25/2015      11/25/2015     11/25/2015      11/25/2015      11/25/2015     11/25/2015
Principal # Months           120               120            120             120             120             120           120


4-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                           5%               15%            20%             25%             30%             40%           50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.000000          5.783             5.929          6.017           6.119           6.233           6.498         6.818
Average Life (Years)        7.576             4.790          3.889           3.187           2.644           1.885         1.394
Modified Duration           5.817             3.825          3.166           2.642           2.229           1.636         1.237
Principal Window Begin    12/25/2005       12/25/2005      12/25/2005     12/25/2005      12/25/2005      12/25/2005     12/25/2005
Principal Window End      11/25/2015       11/25/2015      11/25/2015     11/25/2015      11/25/2015      11/25/2015     11/25/2015
Principal # Months           120               120            120             120             120             120           120



(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of November 2008, November 2010, November 2012 and November 2015, respectively.

                                                                              16
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity

--------------------------------------------------------------------------------

1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                          5%              15%             20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.781250          6.265           5.994           5.873           5.761            5.658           5.484           5.346
Average Life (Years)       11.903           5.512           4.174           3.293            2.676           1.882           1.390
Modified Duration           7.412           4.176           3.344           2.746            2.298           1.679           1.270
Principal Window Begin   12/25/2005       12/25/2005     12/25/2005       12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End     11/25/2035       11/25/2035     11/25/2035       11/25/2035      11/25/2035       11/25/2035     02/25/2033
Principal # Months           360             360             360             360              360             360             327

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                          5%              15%             20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.500000          6.303           6.061           5.957           5.863            5.781           5.651           5.568
Average Life (Years)       11.903           5.512           4.174           3.293            2.676           1.882           1.390
Modified Duration           7.396           4.164           3.334           2.737            2.290           1.673           1.266
Principal Window Begin   12/25/2005       12/25/2005     12/25/2005       12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End     11/25/2035       11/25/2035     11/25/2035       11/25/2035      11/25/2035       04/25/2035     04/25/2029
Principal # Months           360             360             360             360              360             353             281

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                          5%              15%             20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.062500          6.137           5.861           5.768           5.701            5.660           5.645           5.702
Average Life (Years)       12.021           5.549           4.196           3.306            2.684           1.884           1.391
Modified Duration           7.629           4.241           3.376           2.758            2.298           1.670           1.260
Principal Window Begin   12/25/2005       12/25/2005     12/25/2005       12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End     11/25/2035       11/25/2035     11/25/2035       11/25/2035      11/25/2035       11/25/2035     11/25/2033
Principal # Months           360             360             360             360              360             360             336

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                          5%              15%             20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.718750          6.182           5.942           5.870           5.827            5.811           5.853           5.978
Average Life (Years)       12.021           5.549           4.196           3.306            2.684           1.884           1.391
Modified Duration           7.609           4.226           3.363           2.747            2.289           1.662           1.254
Principal Window Begin   12/25/2005       12/25/2005     12/25/2005       12/25/2005      12/25/2005       12/25/2005     12/25/2005
Principal Window End     11/25/2035       11/25/2035     11/25/2035       11/25/2035      11/25/2035       10/25/2035     01/25/2031
Principal # Months           360             360             360             360              360             359             302



                                                                              17
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity

------------------------------------------------------------------------------------------------------------------------------------


2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%            25%             30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99.843750          5.721            5.129           5.079          5.049           5.018           4.949           4.870
Average Life (Years)        6.609            2.430           1.792          1.400           1.137           0.806           0.603
Modified Duration           5.158            2.177           1.642          1.301           1.068           0.766           0.578
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005    12/25/2005       12/25/2005      12/25/2005      12/25/2005
Principal Window End      05/25/2020      08/25/2011       02/25/2010    03/25/2009       07/25/2008      10/25/2007      04/25/2007
Principal # Months           174              69               51            40               32              23              17


2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%            25%             30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.218750          6.352            5.906           5.665          5.595           5.672           5.862           6.082
Average Life (Years)        17.203           7.217           5.395          4.207           3.381           2.361           1.749
Modified Duration           10.585           5.827           4.577          3.676           3.016           2.160           1.624
Principal Window Begin    05/25/2020      08/25/2011       02/25/2010    03/25/2009       07/25/2008      10/25/2007      04/25/2007
Principal Window End      01/25/2026      11/25/2014       08/25/2012    02/25/2011       02/25/2010      10/25/2008      01/25/2008
Principal # Months            69              40               31            24               20              13              10

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%            25%             30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          6.416            6.235           6.108          5.964           5.821           5.666           5.640
Average Life (Years)        24.767          13.924           10.719         8.516           6.939           4.857           3.554
Modified Duration           12.621           9.172           7.701          6.517           5.559           4.122           3.124
Principal Window Begin    01/25/2026      11/25/2014       08/25/2012    02/25/2011       02/25/2010      10/25/2008      01/25/2008
Principal Window End      11/25/2035      11/25/2035       11/25/2035    11/25/2035       11/25/2035      11/25/2035      11/25/2033
Principal # Months           119              253             280            298             310             326             311



                                                                              18
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%              20%            25%             30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.968750          6.036            5.813            5.758          5.733           5.733           5.791           5.903
Average Life (Years)        12.114           5.567            4.203          3.308           2.684           1.883           1.389
Modified Duration           7.708            4.236            3.362          2.741           2.282           1.659           1.253
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005      12/25/2005     12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035       11/25/2035      11/25/2035     11/25/2035       11/25/2035     01/25/2033
Principal # Months           360              360              360            360             360             360             326


3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%              20%            25%             30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.593750          6.085            5.903            5.871          5.871           5.899           6.019           6.205
Average Life (Years)        12.114           5.567            4.203          3.308           2.684           1.883           1.389
Modified Duration           7.686            4.220            3.347          2.729           2.272           1.651           1.246
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005      12/25/2005     12/25/2005       12/25/2005     12/25/2005
Principal Window End      11/25/2035      11/25/2035       11/25/2035      11/25/2035     11/25/2035       04/25/2035     04/25/2029
Principal # Months           360              360              360            360             360             353             281

                                                                              19
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
BoAMS 2005-K                 $462,250,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

4-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%              25%              30%            40%            50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.500000          5.998            5.901           5.914            5.956            6.019          6.191          6.410
Average Life (Years)        12.646           5.709           4.283            3.355            2.713          1.895          1.396
Modified Duration           7.946            4.271           3.371            2.739            2.277          1.652          1.247
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005      12/25/2005       12/25/2005      12/25/2005    12/25/2005
Principal Window End      11/25/2035      11/25/2035       11/25/2035      11/25/2035       11/25/2035      11/25/2035    03/25/2034
Principal # Months           360              360             360              360              360            360            340


4-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                           5%              15%             20%              25%              30%            40%            50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98.000000          6.062            6.020           6.064            6.141            6.243          6.499          6.818
Average Life (Years)        12.646           5.709           4.283            3.355            2.713          1.895          1.396
Modified Duration           7.916            4.249           3.352            2.723            2.263          1.641          1.238
Principal Window Begin    12/25/2005      12/25/2005       12/25/2005      12/25/2005       12/25/2005      12/25/2005    12/25/2005
Principal Window End      11/25/2035      11/25/2035       11/25/2035      11/25/2035       11/25/2035      10/25/2035    08/25/2030
Principal # Months           360              360             360              360              360            359            297

                                                                              20
Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as are disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient of these materials) regarding payments, interest rates, losses and other matters, including, but not limited to the assumptions described in the Offering Document. Lehman Brothers Inc. and any of its affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the offered securities. This information supersedes any prior versions of these materials.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE